CASH RECOVERY BACKSTOP AGREEMENT

THIS CASH RECOVERY BACKSTOP AGREEMENT (this “Agreement”), dated as of May 6, 2010, is made by and among Visteon Corporation (“Visteon,” and together with its debtor affiliates, the “Debtors”), on the one hand and the entities set forth on Schedule 1 hereto (each referred to herein individually as a “Signatory” and collectively as the “Signatories”), on the other hand. Visteon and each Signatory is referred to herein as a “Party” and collectively, the “Parties.” Except as otherwise provided below, capitalized terms used herein and not defined herein have the meanings ascribed to them in the Equity Commitment Agreement (as defined below).

RECITALS

WHEREAS, on May 28, 2009, the Debtors commenced jointly administered proceedings under chapter 11 of the United States Code, 11 U.S.C. §§ 101-1532, as may be amended from time to time in the United States Bankruptcy Court for the District of Delaware;

WHEREAS, Visteon is party to that certain Equity Commitment Agreement, dated as of the date hereof, with the Investors listed on Schedule 1 thereto (the “Equity Commitment Agreement”);

WHEREAS, the Debtors intend to propose and submit the Plan to the Bankruptcy Court for its approval;

WHEREAS, the Plan provides for a distribution to each Non-Eligible Holder of its Cash Amount on partial account of such Non-Eligible Holder’s Allowed Claim(each capitalized term in this WHEREAS clause not otherwise defined herein is defined in the Plan); and

WHEREAS, each of the Signatories hereto commit, severally and not jointly, to provide to the Debtors such Signatory’s Distributable Commitment Percentage (as defined below) of the Cash Recovery Backstop Amount (as defined below), in exchange for Visteon issuing to such Signatory such Signatory’s Distributable Commitment Percentage of the Cash Recovery Subscription Equity (as defined in the Plan).

NOW THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Debtors and the Signatories agree as follows:

ARTICLE I.
AVAILABLE EQUITY SECURITIES

Section 1.1. Available Equity Securities. In the event that a Non-Eligible Holder of an Allowed Senior Notes Claim (as defined in the Plan) validly completes and delivers an Election Form (as defined in the Plan) by the Election Form Deadline (as defined in the Rights Offering Procedures (as defined in the Plan)), in accordance with the terms of the Rights Offering Procedures, confirming that such Non-Eligible Holder is not an Accredited Investor, Visteon shall, promptly (and in no event more than five (5) Business Days) following the Election Form Deadline, deliver to each Signatory a written notice (the “Notice”) setting forth: (i) the aggregate Cash Amount to be delivered to all Non-Eligible Holders, (ii) the Cash Recovery Subscription Equity, (iii) the product of the Purchase Price per share multiplied by the number of shares of New Visteon Common Stock (as defined in the Plan) constituting the Cash Recovery Subscription Equity ((i) and (iii) together, the “Cash Recovery Backstop Amount”), and (iv) such Signatory’s Distributable Commitment Percentage. For purposes of this Agreement, “Distributable Commitment Percentage” means the percentage as set forth on Schedule 1 hereto.

Section 1.2. Commitment. Each Signatory hereby irrevocably commits to, severally and not jointly, subscribe for 100% of its Distributable Commitment Percentage of the Cash Recovery Subscription Equity, as set forth in, and in accordance with, Article VI of the Plan and pay to Visteon its Distributable Commitment Percentage of the Cash Recovery Backstop Amount. Each Signatory shall make payments pursuant to such obligations, and receive their Distributable Commitment Percentage of the Cash Recovery Subscription Equity in exchange therefor, as set forth in, and in accordance with, Article VI of the Plan (in the form attached to the Equity Commitment Agreement), subject to the termination of this Agreement pursuant to Article V hereof.

Section 1.3. Issuance and Delivery of Acquired Securities. All Cash Recovery Subscription Equity purchased by a Signatory pursuant to Section 1.2 (the “Acquired Securities”) will be issued on the Effective Date and delivered as soon as practicable thereafter by Visteon to each Signatory or other entity designated under Section 1.5 hereof with all issue, stamp, transfer, sales and use, or similar Taxes or duties that are due and payable (if any) in connection with such delivery duly paid by Visteon.

Section 1.4. Actions. Visteon and each Signatory shall take or cause to be taken all such commercially reasonable actions as may be necessary in order to consummate the transactions contemplated by this Agreement.

Section 1.5. Transfer, Designation and Assignment Rights. Each Signatory shall have the right to (i) designate that some or all of its Acquired Securities be issued in the name of and delivered to, one or more Related Purchasers, (ii) assign all or any portion of its Distributable Commitment Percentage of the Cash Recovery Subscription Equity to a Related Purchaser, and/or (iii) enter into an Additional Investor Agreement with an Ultimate Purchaser to purchase all or any portion of a Signatory’s Acquired Securities and/or Distributable Commitment Percentage of the Cash Recovery Subscription Equity and may designate by written notice to Visteon that some or all of its Acquired Securities be issued in the name of and delivered directly to, such Ultimate Purchasers, provided, in the case of each of the foregoing clauses (i), (ii) and (iii), in accordance with the terms and conditions of Section 3.6 of the Equity Commitment Agreement other than subsection (c) of Section 3.6 of the Equity Commitment Agreement.

ARTICLE II.
VISTEON REPRESENTATIONS AND WARRANTIES

Visteon represents and warrants to, and agrees with, each of the Signatories as set forth below. Except for representations, warranties and agreements that are expressly limited as to their date, each representation, warranty and agreement shall be deemed made as of the date hereof and as of the Effective Date.

Section 2.1. Corporate Power and Authority.

(a) Visteon has or, to the extent executed in the future, shall have when executed the requisite corporate power and authority to enter into, execute and deliver this Agreement and, subject to entry of the Confirmation Order and the expiration, or waiver by the Bankruptcy Court, of the fourteen (14) day period set forth in Bankruptcy Rules 6004(h) and 3020(e), respectively, to perform its obligations hereunder, including the issuance of the Cash Recovery Subscription Equity. Visteon has or, to the extent executed in the future, shall have when executed, taken all necessary corporate action required for the due authorization, execution, delivery and performance by it of this Agreement, including the issuance of the Cash Recovery Subscription Equity.

Section 2.2. Execution and Delivery; Enforceability. This Agreement has been, or prior to its execution and delivery will be, duly and validly executed and delivered by Visteon, and, upon the entry of the Approval Order and the expiration, or waiver by the Bankruptcy Court, of the fourteen (14) day period set forth in Bankruptcy Rule 6004(h), such document will constitute the valid and binding obligations of Visteon, enforceable against Visteon in accordance with its terms.

Section 2.3. No Conflict / Consents and Approvals. Sections 5.5, 5.6 and 5.7 of the Equity Commitment Agreement are hereby incorporated by reference, and made a part of this Agreement; provided, that in lieu of references therein to the Equity Commitment Agreement, the Plan and/or the Transaction Agreements, any such references shall refer to this Agreement; provided, further, that in lieu of the words “Investor Shares and the Shares” therein, such references shall refer to the words “Acquired Securities”; provided, further, that in lieu of the words “Investors and the Rights Holders” therein, such references shall refer to the word “Signatories”; and provided, further, that in lieu of the words “Investor” or “Investors” therein, such references shall refer to the words “Signatory” or “Signatories”, as applicable.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF THE SIGNATORIES

Each Signatory represents and warrants as to itself only, and agrees with, as of the date hereof, Visteon, severally and not jointly, as set forth below.

Section 3.1. Incorporation. Such Signatory is a legal entity duly organized, validly existing and, if applicable, in good standing (or the equivalent thereof) under the laws of its jurisdiction of incorporation or organization.

Section 3.2. Corporate Power and Authority. Such Signatory has the requisite corporate, limited partnership or limited liability company power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary corporate, limited partnership or limited liability company action required for the due authorization, execution, delivery and performance by it of this Agreement.

Section 3.3. Execution and Delivery. This Agreement (i) has been, or prior to its execution and delivery will be, duly and validly executed and delivered by such Signatory and (ii) upon the entry of the Approval Order and the expiration, or waiver by the Bankruptcy Court of the fourteen (14) day period set forth in Bankruptcy Rule 6004(h), will constitute the valid and binding obligations of such Signatory, enforceable against such Signatory in accordance with its terms.

Section 3.4. No Conflict / Consents and Approvals. Sections 6.4 and 6.5 of the Equity Commitment Agreement are hereby incorporated by reference, and made a part of this Agreement; provided, that in lieu of references therein to the Equity Commitment Agreement, the Plan and/or the Transaction Agreements, such references shall refer to this Agreement; provided, further, that in lieu of the words “Investor” or “Investors” therein, such references shall refer to the words “Signatory” or “Signatories”, as applicable; provided, further, that in lieu of the word “Party” therein, such references shall refer to the Parties hereto; and provided, further, that in lieu of the words “Allocated Portion of the Investor Shares” therein, such references shall refer to the words “Distributable Commitment Percentage of the Cash Recovery Subscription Equity”.

Section 3.5. No Registration / Purchasing Intent / Sophistication, Investigation. Sections 6.6, 6.7 and 6.8 of the Equity Commitment Agreement are hereby incorporated by reference, and made a part of this Agreement; provided, that in lieu of the words “Investor” or “Investors” therein, such references shall refer to the words “Signatory” or “Signatories”, as applicable; and provided, further, that in lieu of the words “Investor Shares” therein, such references shall refer to the words “Acquired Securities.”

ARTICLE IV.
INDEMNIFICATION AND CONTRIBUTION

Section 4.1. Indemnification Obligations / Indemnification Procedure / Settlement / Contribution. Sections 9.1 through and including 9.6 of the Equity Commitment Agreement are hereby incorporated by reference, and made a part of this Agreement; provided, that in lieu of references therein to the Equity Commitment Agreement and/or the Rights Offering, such references shall refer to this Agreement; provided, further, that in lieu of the words “Investor” or “Investors” therein, such references shall refer to the words “Signatory” or “Signatories”, as applicable; provided, further, that in lieu of the words “Breaching Investor” therein, such references shall refer to the words “Breaching Signatory”; provided, further, that in lieu of the words “Investor Shares” therein, such references shall refer to the words “Acquired Securities”; provided, further, that the last sentence of Section 9.4 therein is not incorporated herein; provided, further, that in lieu of the words “Purchase Price” therein, such references shall refer to the words “the price paid by such Indemnified Person per Acquired Security received by such Indemnified Person”; and provided, further, that in lieu of references therein to Article IX, such references shall refer to this Section 4.1.

Section 4.2. Survival of Representations and Warranties. Notwithstanding any investigation at any time made by or on behalf of any Party, all representations, warranties and agreements made in this Agreement will survive the execution and delivery of this Agreement, except that the representations incorporated by reference in Section 2.3 hereof from Section 5.6 and 5.7 of the Equity Commitment Agreement will survive only for a period of two (2) years after the Effective Date.

ARTICLE V.
TERMINATION

Section 5.1. Termination. This Agreement will be automatically terminated and the transactions contemplated hereby will be abandoned effective upon the termination of the Equity Commitment Agreement in accordance with its terms.

Section 5.2. Effect of Termination. Upon termination under this Article V, all rights and obligations of the Parties under this Agreement shall terminate without any liability of any Party to any other Party except that the provisions of the covenants and agreements made by the Parties herein under this Article V and Article VI will survive indefinitely in accordance with their terms.

ARTICLE VI.
MISCELLANEOUS

Section 6.1. Notices. All notices and other communications in connection with this Agreement will be in writing and will be deemed given (and will be deemed to have been duly given upon receipt) if delivered personally, sent via electronic facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as will be specified by like notice):

(a)	If to Visteon:

Visteon Corporation One Village Center Drive Van Buren Township, Michigan 48111
Facsimile: Attention:	(734) 710-7112 William G. Quigley, III
Chief Financial Officer

with a copy (which shall not constitute notice) to:

Pachulski Stang Ziehl & Jones LLP 919 North Market Street, 17th Floor Wilmington, Delaware 19899-8705
Facsimile: Attention:	(302) 652-4400 Laura Davis Jones James E. O’Neill
Mark M. Billion

and

Kirkland & Ellis LLP 300 North LaSalle Chicago, Illinois 60654
Facsimile: Attention:	(312) 862-2200 James H. M. Sprayregen, P.C. James J. Mazza, Jr. Gerald T. Nowak, P.C. Howard Norber

and

Kirkland & Ellis LLP 601 Lexington Avenue New York, New York 10022
Facsimile: Attention:	(212) 446-4900 Marc Kieselstein, P.C. Brian S. Lennon

(b)	If to any Signatory:

To the address listed on such Signatory’s signature page hereto; with a copy (which shall not constitute notice) to:

Dechert LLP 1095 Avenue of the Americas New York, New York 10036
Facsimile: Attention:	(212) 698-3599 Michael Sage Derek Winokur

and

Akin Gump Strauss Hauer & Feld LLP One Bryant Park New York, New York 10036
Facsimile: Attention:	(212) 872-1002 Arik Preis

with a further copy (which shall not constitute notice) to:

White & Case LLP Wachovia Financial Center 200 South Biscayne Boulevard Suite 4900 Miami, Florida 33131
Facsimile: Attention:	(305) 358-5744 Thomas E Lauria

and

White & Case LLP 1155 Avenue of the Americas New York, New York 10036
Facsimile: Attention:	(212) 354-8113 Gerard Uzzi Gregory Pryor

Section 6.2. Specific Performance / Limitation on Remedies. Section 11.9 of the Equity Commitment Agreement is hereby incorporated by reference, and made a part of this Agreement; provided, that in lieu of the words “Investor” and “Investors” therein, such references shall refer to the words “Signatory” and “Signatories”; provided, further, that in lieu of references therein to the Rights Offering or the Equity Commitment Agreement, such references shall refer to this Agreement; provided, further, that in lieu of references therein to Section 11.9, such references shall refer to this Section 6.2; provided, further, that in lieu of references therein to Article IX, such references shall refer to Section 4.1; provided, further, that references therein to Section 4.2 shall be deemed deleted.

Section 6.3. Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any Party (whether by operation of Law or otherwise) without the prior written consent of Visteon and the Requisite Signatories, other than an assignment by a Signatory in accordance with Section 1.5. For purposes of this Agreement, “Requisite Signatories” means the Signatories holding an aggregate Distributable Commitment Percentage of greater than fifty percent (50%). This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the Parties any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

Section 6.4. Amendment and Waiver. Any provision of this Agreement may be amended or waived only in a writing signed by each of the Signatories and Visteon. No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default.

Section 6.5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE CONFLICT OF LAWS RULES THEREOF. THE PARTIES CONSENT AND AGREE THAT ANY ACTION TO ENFORCE THIS AGREEMENT OR ANY DISPUTE, WHETHER SUCH DISPUTES ARISE IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY SHALL BE BROUGHT EXCLUSIVELY IN THE BANKRUPTCY COURT. THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT. EACH OF THE PARTIES HEREBY WAIVES AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (I) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE BANKRUPTCY COURT, (II) SUCH PARTY AND SUCH PARTY’S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY THE BANKRUPTCY COURT OR (III) ANY LITIGATION OR OTHER PROCEEDING COMMENCED IN THE BANKRUPTCY COURT IS BROUGHT IN AN INCONVENIENT FORUM. THE PARTIES HEREBY AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING TO AN ADDRESS PROVIDED IN WRITING BY THE RECIPIENT OF SUCH MAILING, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF AND HEREBY WAIVE ANY OBJECTIONS TO SERVICE ACCOMPLISHED IN THE MANNER HEREIN PROVIDED.

Section 6.6. Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY JURISDICTION IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE AMONG THE PARTIES UNDER THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Section 6.7. Counterparts. This Agreement may be executed in any number of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to each other Party (including via facsimile or other electronic transmission), it being understood that each Party need not sign the same counterpart.

Section 6.8. Effectiveness. This Agreement is expressly contingent on, and shall automatically become effective on such date as both (i) the Approval Order has been entered by the Bankruptcy Court and (ii) each Party to this Agreement has executed this Agreement; provided, that no Party has rejected, terminated or repudiated this Agreement prior to the entry of the Approval Order by the Bankruptcy Court; provided, further, that Visteon’s obligations under Sections 7.1, 7.2(b)(i) and 7.2(b)(ii) of the Equity Commitment Agreement shall be effective and in full force and effect upon the execution of the Equity Commitment Agreement by the parties thereto.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

COMPANY

VISTEON CORPORATION

By:	/s/ Michael K. Sharnas
Name: Michael K. Sharnas
Title: Vice President and General Counsel

SIGNATORY

ALDEN GLOBAL DISTRESSED OPPORTUNITIES FUND, L.P.

By:	/s/ Jim Plohg
Name: Jim Plohg
Title: Vice President

Address:
c/o Alden Global Capital 885 Third Avenue, 34th floor New York, NY 10022 Facsimile: (212) 702-0145 Attention: General Counsel

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

NEW FINANCE ALDEN SPV
By:	Alden Global Capital, its Trading Adviser

By:	/s/ Jim Plohg
Name: Jim Plohg
Title: Vice President

Address:
c/o Alden Global Capital 885 Third Avenue, 34th floor New York, N Y 10022 Facsimile: (212) 702-0145 Attention: General Counsel

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

ALLEN ARBITRAGE, L.P.

By:	/s/ Tal Gurion
Name: Tal Gurion
Title: Managing Director of Investment Manager

Address:
Allen & Company LLC 711 Fifth Avenue New York, NY 10022 Facsimile: (212) 508-5839 Attention: Tal Gurion

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

ALLEN ARBITRAGE OFFSHORE

By:	/s/ Tal Gurion
Name: Tal Gurion
Title: Managing Director of Investment Manager

Address:
Allen & Company LLC 711 Fifth Avenue New York, NY 10022 Facsimile: (212) 508-5839 Attention: Tal Gurion

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

ARMORY MASTER FUND LTD.
By:	Armory Advisors LLC
Its:	Investment Manager

By:	/s/ Jay Burnham
Name: Jay Burnham
Title: Manager

Address:
Armory Advisors 999 Fifth Ave., Suite 450 San Rafael, CA 94901 Facsimile: (415) 259-2745 Attention: Jay Burnham

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

THE SEAPORT GROUP LLC PROFIT SHARING PLAN
By:	Armory Advisors LLC
Its:	Investment Manager

By:	/s/ Jay Burnham
Name: Jay Burnham
Title: Manager

Address:
Armory Advisors 999 Fifth Ave., Suite 450 San Rafael, CA 94901 Facsimile: (415) 259-2745 Attention: Jay Burnham

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CAPITAL VENTURES INTERNATIONAL
By:	Susquehanna Advisors Group, Inc., its authorized agent

By:	/s/ Joel Greenberg
Name: Joel Greenberg
Title: Vice President

Address:
c/o Susquehanna Advisors Group, Inc. 401 City Avenue, Suite 220 Bala Cynwyd, PA 19004

Signature Page to Backstop Agreement

SIGNATORY

CASPIAN CAPITAL PARTNERS, L.P.

By:	/s/ David Corleto
Name: David Corleto
Title: Principal

Address:
500 Mamaroneck Ave, Suite 101 Harrison, NY 10528 Facsimile: (914) 798-4210 Attention: Chris Gebhardt

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CASPIAN SELECT CREDIT MASTER FUND, LTD.

By:	/s/ David Corleto
Name: David Corleto
Title: Principal

Address:
500 Mamaroneck Ave, Suite 101 Harrison, NY 10528 Facsimile: (914) 798-4210 Attention: Chris Gebhardt

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

MARINER LDC

By:	/s/ David Corleto
Name: David Corleto
Title: Principal

Address:
500 Mamaroneck Ave, Suite 101 Harrison, NY 10528 Facsimile: (914) 798-4210 Attention: Chris Gebhardt

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CITADEL SECURITIES LLC

By:	/s/ Christopher L. Ramsay
Name: Christopher L. Ramsay
Title: Authorized Signatory

Address:
Citadel Securities LLC 601 Lexington Avenue, 45th Floor New York, NY 10022 Facsimile: (312) 267-7577 Attention: Neal Jhaveri Toby Buchanan

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CSS, LLC

By:	/s/ Jerry White
Name: Jerry White
Title: Partner

Address:
CSS, LLC 175 W Jackson Blvd Suite 440 Chicago, IL 60604 Facsimile: (312) 542-8500 Attention: Jerry White Mike Moran

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CUMBERLAND PARTNERS

By:	CUMBERLAND GP LLC, its General Partner

By:	/s/ Barry Konig
Name: Barry Konig
Title: Member

Address:
Cumberland Associates LLC 1114 Avenue of the Americas, 38th Floor New York, NY 10036 Facsimile: (212) 703-1450 Attention: Barry Konig

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CUMBERLAND BENCHMARKED PARTNERS, L.P.

By:	CUMBERLAND BENCHMARKED GP LLC, its General Partner

By:	/s/ Barry Konig
Name: Barry Konig
Title: Member

Address:
Cumberland Associates LLC 1114 Avenue of the Americas, 38th Floor New York, NY 10036 Facsimile: (212) 703-1450 Attention: Barry Konig

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

LONGVIEW PARTNERS B, L.P.

By:	LONGVIEW B GP LLC, its General Partner

By:	/s/ Barry Konig
Name: Barry Konig
Title: Member

Address:
Cumberland Associates LLC 1114 Avenue of the Americas, 38th Floor New York, NY 10036 Facsimile: (212) 703-1450 Attention: Barry Konig

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CUMBER INTERNATIONAL S.A.

By:	CUMBERLAND ASSOCIATES LLC, as Investment Adviser

By:	/s/ Barry Konig
Name: Barry Konig
Title: Member

Address:
Cumberland Associates LLC 1114 Avenue of the Americas, 38th Floor New York, NY 10036 Facsimile: (212) 703-1450 Attention: Barry Konig

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CYRUS EUROPE MASTER FUND LTD.

By:	/s/ David A. Milich
Name: David A. Milich
Title: Chief Operating Officer

Address:
Cyrus Capital Partners, L.P. 399 Park Avenue, 39th Floor New York, NY 10022 Facsimile: 212-380-5915 Attention: Stephon Barnes Anthony Scire

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CYRUS SELECT OPPORTUNITIES MASTER FUND, LTD.

By:	/s/ David A. Milich
Name: David A. Milich
Title: Chief Operating Officer

Address:
Cyrus Capital Partners, L.P. 399 Park Avenue, 39th Floor New York, NY 10022 Facsimile: 212-380-5915 Attention: Stephon Barnes Anthony Scire

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CRESCENT 1 L.P.

By:	/s/ David A. Milich
Name: David A. Milich
Title: Chief Operating Officer

Address:
Cyrus Capital Partners, L.P. 399 Park Avenue, 39th Floor New York, NY 10022 Facsimile: 212-380-5915 Attention: Stephon Barnes Anthony Scire

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CRS FUND LTD.

By:	/s/ David A. Milich
Name: David A. Milich
Title: Chief Operating Officer

Address:
Cyrus Capital Partners, L.P. 399 Park Avenue, 39th Floor New York, NY 10022 Facsimile: 212-380-5915 Attention: Stephon Barnes Anthony Scire

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CYRUS OPPORTUNITIES MASTER FUND II, LTD.

By:	/s/ David A. Milich
Name: David A. Milich
Title: Chief Operating Officer

Address:
Cyrus Capital Partners, L.P. 399 Park Avenue, 39th Floor New York, NY 10022 Facsimile: 212-380-5915 Attention: Stephon Barnes Anthony Scire

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

HALBIS DISTRESSED OPPORTUNITIES MASTER FUND, LTD.

By:	/s/ Peter Sakon
Name: Peter Sakon
Title: Vice President

Address:
HSBC Global Asset Management 452 Fifth Avenue, 18th Floor New York, NY 10018 Facsimile: (212) 525-2380 Attention: Rick W. Liu, CFA, Vice President Gene Loughlin

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

MERCED PARTNERS LIMITED PARTNERSHIP

By:	/s/ Thomas G. Rock
Name: Thomas G. Rock
Title: Authorized Representative

Address:
c/o EBF & Associates, L.P. 601 Carlson Parkway, Suite 200 Minnetonka, MN 55305 Facsimile: (952) 476-7201 Attcntion: Thomas G. Rock Stuart Brown

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

MERCED PARTNERS II, L.P.

By:	/s/ Thomas G. Rock
Name: Thomas G. Rock
Title: Authorized Representative

Address:
c/o EBF & Associates, L.P. 601 Carlson Parkway, Suite 200 Minnetonka, MN 55305 Facsimile: (952) 476-7201 Attcntion: Thomas G. Rock Stuart Brown

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

QVT FUND LP

By:	/s/ Nick Brumm
Name: Nike Brumm
Title: Managing Member

By:	/s/ Tracy Fu
Name: Tracy Fu
Title: Managing Member

Address:
c/o QVT Financial LP 1177 Avenue of the Americas, 9th Floor New York, NY 10036 Facsimile: (212) 705-8801 Attention: Michael Rosenthal

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

QUINTESSENCE FUND L.P.

By:	/s/ Nick Brumm
Name: Nike Brumm
Title: Managing Member

By:	/s/ Tracy Fu
Name: Tracy Fu
Title: Managing Member

Address:
c/o QVT Financial LP 1177 Avenue of the Americas, 9th Floor New York, NY 10036 Facsimile: (212) 705-8801 Attention: Michael Rosenthal

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

RIVA RIDGE MASTER FUND, LTD.

By:	/s/ Stephen Golden
Name:
Title:

Address:
c/o Riva Ridge Capital Management LP 55 Fifth Avenue, 18th Floor New York, NY 10003 Facsimile: (646) 284-9919 Attention: Dennis Parks

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

MARINER LDC

By:	/s/ Stephen Golden
Name:
Title:

Address:
c/o Riva Ridge Capital Management LP 55 Fifth Avenue, 18th Floor New York, NY 10003 Facsimile: (646) 284-9919 Attention: Dennis Parks

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

SENECA CAPITAL, L.P.

By:	/s/ Mike Anastasio
Name:
Title:

Address:
Seneca Capital L.P. 590 Madison Avenue - 9th floor New York, NY 10022 Facsimile: (212) 826-1108 Attention: Eric Feingold Tracy Sigal

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

SILVER POINT CAPITAL, L.P. on behalf of its affiliates and related funds

By:	/s/ Michael Gatto
Name: Michael Gatto
Title: Authorized Person

Address:
Silver Point Capital, L.P. 2 Greenwich Plaza, 1st Floor Greenwich, CT 06830 Facsimile: (203) 542-4141 Attention: Jeff Forlizzi

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

SPECTRUM INVESTMENT PARTNERS, L.P.
By:	Spectrum Group
Mangement LLC

By:	/s/ Jeffrey A. Schaffer
Name: Jeffrey A. Schaffer
Title: Managing Member

Address:
c/o Spectrum Group Management LLC 1250 Broadway, Suite 810 New York, NY 10001 Facsimile: (212) 983-2322 Attention: Jeffrey A. Schaffer David D.R. Bullock

With a copy to: Spectrum Group Management LLC 1250 Broadway, Suite 810 New York, NY 10001 Facsimile: (212) 983-2322 Attention: Stephen C. Jacobs

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

SIPI MASTER LTD.
By:	Spectrum Investment
Mangement LLC

By:	/s/ Jeffrey A. Schaffer
Name: Jeffrey A. Schaffer
Title: Managing Member

Address:
c/o Spectrum Group Management LLC 1250 Broadway, Suite 810 New York, NY 10001 Facsimile: (212) 983-2322 Attention: Jeffrey A. Schaffer David D.R. Bullock

With a copy to: Spectrum Group Management LLC 1250 Broadway, Suite 810 New York, NY 10001 Facsimile: (212) 983-2322 Attention: Stephen C. Jacobs

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SIGNATORY

STARK MASTER FUND LTD.

By:	/s/ Donald T. Bobbs
Name: Stark Offshore Management LLC
Title: Investment Manager
By: Donald T. Bobbs
Authorized Signatory

Address:
c/o Stark Offshore Management LLC 3600 S. Lake Drive St. Francis, WI 53235 Facsimile: (414) 294-7700 Attention: Don Bobbs

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SIGNATORY

STARK CRITERION MASTER FUND LTD.

By:	/s/ Donald T. Bobbs
Name: Stark Criterion Management LLC
Title: Investment Manager
By: Donald T. Bobbs
Authorized Signatory

Address:
c/o Stark Criterion Management LLC 3600 S. Lake Drive St. Francis, WI 53235 Facsimile: (414) 294-7700 Attention: Don Bobbs

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SIGNATORY

UBS SECURITIES LLC (Solely with respect to the Distressed Debt Trading Group)

By:	/s/ Daniel I. Fromm
Name: Daniel I. Fromm
Title: Managing Director

By:	/s/ Jeffrey Teach
Name: Jeffrey Teach
Title: MD

Address:
UBS Securities LLC 677 Washington Boulevard Stamford, CT 06901 Facsimile: (203) 719-0680 Attention: Fixed Income Legal

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SIGNATORY

VENOR CAPITAL MASTER FUND LTD.

By:	/s/ Michael Wartell
Name: Michael Wartell
Title: Authorized Signatory

Address:
c/o Venor Capital Management LP Times Square Tower 7 Times Square, Suite 3505 New York, NY 10036 Facsimile: (212) 703-2111 Attention: Michael Scott

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SIGNATORY

WHITEBOX HEDGED HIGH YIELD PARTNERS, L.P.

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: CLO

Whitebox Hedged High Yield Partners, LP
Whitebox Hedged High Yield Advisors, LLC
Whitebox Advisors, LLC

Address:
Whitebox Advisors 3033 Excelsior Blvd, Suite 300 Minneapolis, MN 55416 Facsimile: (612) 253-6151 Attention: Pete Wiley

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SIGNATORY

WHITEBOX COMBINED PARTNERS, L.P.

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: CLO

Whitebox Hedged High Yield Partners, LP
Whitebox Hedged High Yield Advisors, LLC
Whitebox Advisors, LLC

Address:
Whitebox Advisors 3033 Excelsior Blvd, Suite 300 Minneapolis, MN 55416 Facsimile: (612) 253-6151 Attention: Pete Wiley

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SIGNATORY

CQS CONVERTIBLE AND QUANTITATIVE STRATEGIES MASTER FUND LIMITED

By:	/s/ Tara Glaser
Name: Tara Glaser
Title: Authorised Signatory

Address:
c/o CQS (US), LLC 152 West 57th Street, 41st Floor New York, NY 10019 Facsimile: (917) 206-4099 Attention: Mark Unferth Tim McArdle

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SIGNATORY

CQS DIRECTIONAL OPPORTUNITIES MASTER FUND LIMITED

By:	/s/ Tara Glaser
Name: Tara Glaser
Title: Authorised Signatory

Address:
c/o CQS (US), LLC 152 West 57th Street, 41st Floor New York, NY 10019 Facsimile: (917) 206-4099 Attention: Mark Unferth Tim McArdle

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SIGNATORY

KIVU INVESTMENT FUND LIMITED

By:	/s/ Peter H. Fletcher
Name: Peter H. Fletcher
Title: Director

Address:
c/o CQS (US), LLC 152 West 57th Street, 41st Floor New York, NY 10019 Facsimile: (917) 206-4099 Attention: Mark Unferth Tim McArdle

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SIGNATORY

DEUTSCHE BANK SECURITIES INC. (SOLELY WITH RESPECT TO THE DISTRESSED PRODUCTS GROUP)

By:	/s/ Ray Costa
Name: Ray Costa
Title: Managing Director

By:	/s/ Charles J. Lanktree
Name: Charles J. Lanktree
Title:

Address:
60 Wall Street New York, NY 10005 Facsimile: (212) 797-4666 Attention: Tom Higbie Philip Giordano James Maclnnis

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

ELLIOTT INTERNATIONAL, L.P.
By: Elliott International Capital Advisors Inc., as Attorney-in-Fact

By:	/s/ Joshua Nadell
Name: Joshua Nadell
Title: Vice President

Address:
c/o Elliott Management Corporation 712 Fifth Avenue 35th Floor New York, NY 10019 Facsimile: (888) 341-0656 Attention: Kimberly A. Reinhardt-Gonzales Ross Rosen

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SIGNATORY

THE LIVERPOOL LIMITED PARTNERSHIP
By: Liverpool Associates, Ltd., as General Partner

By:	/s/ Joshua Nadell
Name: Joshua Nadell
Title: Vice President

Address:
c/o Elliott Management Corporation 712 Fifth Avenue 35th Floor New York, NY 10019 Facsimile: (888) 341-0656 Attention: Kimberly A. Reinhardt-Gonzales Ross Rosen

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SIGNATORY

GOLDMAN, SACHS & CO.
(SOLELY WITH RESPECT TO THE HIGH YIELD DISTRESSED INVESTING GROUP)

By:	/s/ Justin Slatky
Name: Justin Slatky
Title: Managing Director

Address:
200 West Street, 6th Floor Ncw York, NY 10282 Facsimile: (646) 576-3388 Attention: Ned Oakley

Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

MONARCH MASTER FUNDING LTD

By:	/s/ Michael A. Weinstock
Name: Michael A. Weinstock
Title: Managing Principal

Address:
Monarch Alternative Capital LP 535 Madison Avenue New York, NY 10022 Facsimile: (866) 401-0532 Attention: Robert Burns, General Counsel

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SIGNATORY

OAK HILL ADVISORS L.P.

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Signatory

Address:
1114 Avenue of the Americas 27th Floor New York, NY 10036 Facsimile: (212) 735-5287 Attention: Jeffrey Kirt Gregg Rubin

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SIGNATORY

SOLUS ALTERNATIVE ASSET MANAGEMENT LP

By:	/s/ Nicholas Signorile
Name: Nicholas Signorile
Title: COO/CFO

Address:
430 Park Avenue New York, NY 10022 Facsimile: (212) 284-4320 Attention: Arthur Kaz

Signature Page to Cash Recovery Option Backstop Agreement

SCHEDULE 1

[REDACTED]
SCHEDULE 1

DISTRIBUTABLE COMMITMENT PERCENTAGES

Signatory	$ Cash Backstop Commitment	Distributable Commitment Percentage

Alden Global Distressed Opportunities Fund, L.P.
Allen Arbitrage, L.P.
Allen Arbitrage Offshore
Armory Master Fund Ltd.
Capital Ventures International
Caspian Capital Partners, L.P.
Caspian Select Credit Master Fund, Ltd.
Citadel Securities LLC
CQS Convertible and Quantitative Strategies Master Fund Limited
CQS Directional Opportunities Master Fund Limited
Crescent 1 L.P.
CRS Fund Ltd.
CSS, LLC
Cumber International S.A.
Cumberland Benchmarked Partners, L.P.
Cumberland Partners
Cyrus Europe Master Fund Ltd.
Cyrus Opportunities Master Fund II, Ltd.
Cyrus Select Opportunities Master Fund, Ltd.
Deutsche Bank Securities Inc. (Solely with respect to the Distressed Products Group)
Elliott International, L.P.
Goldman, Sachs & Co. (Solely with respect to the High Yield Distressed Investing Group)
Halbis Distressed Opportunities Master Fund Ltd.
Kivu Investment Fund Limited
LongView Partners B, L.P.
Mariner LDC (Caspian)
Mariner LDC (Riva Ridge)
Merced Partners II, L.P.
Merced Partners Limited Partnership
Monarch Master Funding Ltd.
NewFinance Alden SPV
Oak Hill Advisors, L.P.
Quintessence Fund L.P.
QVT Fund LP
Riva Ridge Master Fund, Ltd.

SCHEDULE 1

Signatory	$ Cash Backstop Commitment	Distributable Commitment Percentage

Seneca Capital LP
Silver Point Capital, L.P.
SIPI Master Ltd.
Solus Alternative Asset Management LP
Spectrum Investment Partners, L.P.
Stark Criterion Master Fund Ltd.
Stark Master Fund Ltd.
The Seaport Group LLC Profit Sharing Plan
The Liverpool Limited Partnership
UBS Securities LLC
Venor Capital Master Fund Ltd.
Whitebox Combined Partners, L.P.
Whitebox Hedged High Yield Partners, L.P.
TOTAL	$50,000,000.00	100.00000%